MERRILL LYNCH
OHIO MUNICIPAL
BOND FUND






FUND LOGO






Annual Report

July 31, 1995







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011





TO OUR SHAREHOLDERS


In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employ-ment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
At the beginning of the Fund's fiscal year, conditions in the bond market caused us to become defensive and look to reduce the volatility of the Fund's net asset value. As the backup in interest rates became extreme, we anticipated an improving situation for bonds and extended maturities through spring of 1995. As the bond market improved, we continued to believe that the Federal Reserve Board would need to relax monetary conditions to encourage growth, and the Fund participated in the resulting municipal bond market rally. After the Federal Reserve Board signaled a change in monetary policy by lowering interest rates, investors initially showed their approval. However, investor sentiment turned sharply negative and the market abruptly reversed course, causing a backup in interest rates. Nevertheless, our strategy of being fully invested in a generally declining interest rate environment produced a positive total return for our shareholders.

Municipal bond market yields, as measured by the Bond Buyer Revenue Bond Index, began and ended the year almost unchanged at 6.47% and 6.27%, respectively. This belies the tremendous fluctuations in yields during the year from a high of 7.37% to a low of 5.94%. During the year ended July 31, 1995, we attempted to take advantage of opportunities to purchase and hold securities which would benefit the Fund as long-term holdings. Many of the higher-yielding healthcare holdings, for example, represent value which investors in general have yet to recognize. We believe that this strategy will benefit shareholders over time.

Looking ahead, we are cautious regarding the prospects for a continuation of a bond market rally and may look for opportunities to seek to protect the Fund's net asset value.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager



September 6, 1995

PERFORMANCE DATA


About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 5 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" tables on page 6 and "Average Annual Total Return" tables on page 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 5.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results
                                                                                              12 Month     3 Month
                                                7/31/95         4/30/95       7/31/94++      % Change++    % Change
Class A Shares*                                 $10.56          $10.41        $10.50          +0.57%        +1.44%
Class B Shares*                                  10.56           10.41         10.50          +0.57         +1.44
Class C Shares*                                  10.56           10.41         10.09          +4.66         +1.44
Class D Shares*                                  10.56           10.41         10.09          +4.66         +1.44
Class A Shares--Total Return*                                                                 +6.03(1)      +2.75(2)
Class B Shares--Total Return*                                                                 +5.49(3)      +2.62(4)
Class C Shares--Total Return*                                                                 +8.50(5)      +2.59(6)
Class D Shares--Total Return*                                                                 +8.93(7)      +2.72(8)
Class A Shares--Standardized 30-day Yield         4.89%
Class B Shares--Standardized 30-day Yield         4.58%
Class C Shares--Standardized 30-day Yield         4.47%
Class D Shares--Standardized 30-day Yield         4.79%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.544 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.136 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.492 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.362 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.120 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.403 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.133 per share ordinary income dividends.

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares


A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                               2/28/92**         7/95

ML Ohio Municipal
Bond Fund++--Class A Shares*                   $ 9,600         $12,305

ML Ohio Municipal
Bond Fund++--Class B Shares*                   $10,000         $12,499

Lehman Brothers Municipal
Bond Index++++                                 $10,000         $12,790



Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                              10/21/94**         7/95

ML Ohio Municipal
Bond Fund++--Class C Shares*                   $10,000         $10,750

ML Ohio Municipal
Bond Fund++--Class D Shares*                   $ 9,600         $10,458

Lehman Brothers Municipal
Bond Index++++                                 $10,000         $11,107

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Ohio Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Past performance is not predictive of future performance.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                        +7.26%         +2.97%
Inception (2/28/92)
through 6/30/95                           +7.44          +6.14

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/95                        +6.71%         +2.71%
Inception (2/28/92)
through 6/30/95                           +6.90          +6.65

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

Aggregate Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                           +7.61%         +6.61%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                           +8.00%         +3.68%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.






PERFORMANCE DATA (concluded)


Performance Summary--Class A Shares
                           Net Asset Value           Capital Gains
Period Covered           Beginning    Ending          Distributed        Dividends Paid*    % Change**
2/28/92-12/31/92         $10.00       $10.40              --                $0.525           + 9.46%
1993                      10.40        11.22            $0.013               0.648           +14.53
1994                      11.22         9.90              --                 0.548           - 6.98
1/1/95-7/31/95             9.90        10.56              --                 0.306           + 9.92
                                                        ------              ------
                                                  Total $0.013        Total $2.027

                                                     Cumulative total return as of 7/31/95: + 28.18%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Performance Summary--Class B Shares
                           Net Asset Value           Capital Gains
Period Covered           Beginning    Ending          Distributed        Dividends Paid*    % Change**
2/28/92-12/31/92         $10.00       $10.40              --                $0.481           + 8.99%
1993                      10.40        11.22            $0.013               0.592           +13.95
1994                      11.22         9.90              --                 0.495           - 7.45
1/1/95-7/31/95             9.90        10.56              --                 0.276           + 9.61
                                                        ------              ------
                                                  Total $0.013        Total $1.844

                                                     Cumulative total return as of 7/31/95: + 25.99%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Ohio Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
HFA      Housing Finance Agency
IDR      Industrial Development  Revenue Bonds
LEVRRS   Leveraged Reverse Rate Securities
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                  (in Thousands)
S&P      Moody's    Face                                                                                          Value
Ratings  Ratings   Amount                             Issue                                                     (Note 1a)

Ohio--92.3%
AAA       Aaa     $ 1,500    Adams County, Ohio, Local School District Improvement Bonds (Ohio Valley),
                             UT, 7% due 12/01/2015 (d)                                                           $ 1,745

NR*       Baa1        900    Ashtabula County, Ohio, IDR, Refunding (Ashland Oil Inc. Project), Series A,
                             6.90% due 5/01/2010                                                                     933

NR*       A         4,000    Barberton, Ohio, Hospital Facilities Revenue Bonds (Barberton Citizens
                             Hospital Co. Project), 7.25% due 1/01/2012                                            4,248

AAA       Aaa       1,000    Buckeye Valley, Ohio, Local School District Revenue Bonds (Delaware County),
                             Series A, UT, 6.85% due 12/01/2015 (d)                                                1,133

A1        NR*       3,500    Cincinnati and Hamilton County, Ohio, Port Authority, IDR (Multi-Color Corp.
                             Project), VRDN, 3.90% due 11/01/2000 (a)                                              3,500

NR*       NR*         710    Cincinnati, Ohio, Student Loan Funding Corporation, Revenue Refunding
                             Bonds, AMT, Sub-Series B, 6.75% due 1/01/2007                                           723

A         NR*       3,000    Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Benjamin Rose
                             Institute Project), Series A, 5.30% due 12/01/2025                                    2,955

NR*       VMIG1++     300    Cuyahoga County, Ohio, Hospital Revenue Improvement Bonds (Cleveland
                             University Hospital, VRDN, 3.85% due 1/01/2016 (a)                                      300

NR*       NR*       1,400    Cuyahoga County, Ohio, IDR (Cleveland E Excel), VRDN, AMT, 4.10% due
                             3/01/2019 (a)                                                                         1,400

AA        A1        2,000    Delaware County, Ohio, Sewer Improvement Revenue Bonds,
                             5.25% due 12/01/2015                                                                  1,856

A-        A         1,220    Erie County, Ohio, Hospital Improvement Revenue Refunding Bonds
                             (Firelands Community Hospital Project), 6.75% due 1/01/2015                           1,242

                             Hamilton County, Ohio, Health System Revenue Refunding Bonds:
NR*       VMIG1++     600     (Franciscan Sisters Poor Health), VRDN, Series A, 3.85% due 3/01/2017 (a)              600
BBB       Baa1      3,000     Refunding (Providence Hospital-Franciscan), 6.875% due 7/01/2015                     2,960

AAA       Aaa       1,200    Huron County, Ohio, Human Services Building Revenue Bonds, 7.25%
                             due 12/01/2013 (d)                                                                    1,362

NR*       Aaa       5,530    Kent, Ohio, M/F Housing Mortgage Revenue Bonds (Silver Meadows), AMT,
                             7.30% due 12/20/2036 (e)                                                              5,913

AAA       Aaa       2,110    Kings Local School District Revenue Bonds, UT, 7.50% due 12/01/2016 (c)               2,578

NR*       Aa        1,830    Lakewood, Ohio, Revenue Bonds, Series A, 5.50% due 12/01/2015                         1,752

                             Lakota, Ohio, Local School District Revenue Bonds, GO, UT (b):
AAA       Aaa       1,000     7% due 12/01/2008                                                                    1,163
AAA       Aaa       1,740     7% due 12/01/2010                                                                    2,012

AAA       NR*       1,660    Loveland, Ohio, City School District, GO, UT, 6.65% due 12/01/2015 (d)                1,777



SCHEDULE OF INVESTMENTS (concluded)                                                                      (in Thousands)
S&P      Moody's    Face                                                                                          Value
Ratings  Ratings   Amount                             Issue                                                     (Note 1a)

Ohio (concluded)
BBB+      NR*     $ 3,350    Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital),
                             6.125% due 12/01/2013                                                               $ 3,131

AAA       Aaa       1,500    Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds
                             (YHA Inc. Project), Series A, 7% due 10/15/2014 (d)                                   1,647

BBB+      A3        2,000    Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp.
                             Project), AMT, 6.75% due 7/01/2014                                                    2,156

AAA       Aaa       3,000    North Canton City, Ohio, School District Improvement Bonds, GO, UT,
                             6.70% due 12/01/2019 (b)                                                              3,303

AAA       NR*       1,000    Ohio HFA, Residential Mortgage Revenue Bonds, AMT, Series B-2, 6.70%
                             due 3/01/2025 (e)                                                                     1,027

AAA       Aaa       1,185    Ohio HFA, S/F Mortgage Revenue Bonds, AMT, Series B, 6.903%
                             due 3/24/2031 (e)                                                                     1,215

                             Ohio State Air Quality Development Authority Revenue Bonds:
NR*       NR*         400     (Honda America Manufacturing), VRDN, 3.95% due 1/01/1997 (a)                           400
AAA       Aaa       1,505     PCR, Refunding (Ohio-Edison), Series B, 7.10% due 6/01/2018 (c)                      1,654
NR*       Baa1      1,000     Refunding (Ashland Oil Inc. Project), 6.85% due 4/01/2010                            1,023
AA-       Aa3       4,200     Refunding (Coll-Dayton Power & Light Project), Series B, 6.40%
                              due 8/15/2027                                                                        4,295

AA-       Aa        1,410    Ohio State Higher Educational Facilities, Revenue Refunding Bonds
                             (Case Western Reserve University), 6.25% due 10/01/2016                               1,497

AAA       Aaa       1,925    Ohio State Public Facilities Commission Revenue Refunding Bonds (Higher
                             Education Capital Facilities), Series II-A, 5.20% due 5/01/2002 (b)                   1,984

AAA       Aaa       2,825    South Western City, Ohio (Franklin and Pickway Counties), School District
                             Revenue Bonds, UT, 5% due 12/01/2013 (d)                                              2,578

AAA       Aaa         200    University of Toledo, Ohio, General Receipts Refunding Bonds, Series A, 5.90%
                             due 6/01/2020 (c)                                                                       197

AAA       Aaa       2,000    Westerville, Ohio, Minerva Park and Blendon Joint Township, Hospital
                             District Revenue Refunding Bonds (Saint Ann's Hospital), Series B, 7%
                             due 9/15/2012 (b)                                                                     2,207

AAA       Aaa         725    Whitehall, Ohio, Revenue Bonds, 5.65% due 12/01/2010 (b)                                713

NR*       A1          475    Wood County, Ohio, Sewer District Water Assessment Improvement Bonds,
                             Issue II, 6.55% due 12/01/2014                                                          505

Guam--4.0%

BBB       NR*       3,000    Guam Power Authority Revenue Bonds, Series A, 6.75% due 10/01/2024                    3,035

Puerto Rico--2.5%

AAA       Aaa       1,900    Puerto Rico Electric Power Authority, Power Revenue Bonds, LEVRRS,
                             8.018% due 7/01/2023 (f)(g)                                                           1,857

Total Investments (Cost--$72,249)--98.8%                                                                          74,576

Other Assets Less Liabilities--1.2%                                                                                  870
                                                                                                                 -------
Net Assets--100.0%                                                                                               $75,446
                                                                                                                 =======


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)GNMA Collateralized.
(f)FSA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$72,248,576) (Note 1a)                          $ 74,575,974
                    Cash                                                                                         483,837
                    Receivables:
                      Securities sold                                                      $  2,692,571
                      Interest                                                                  907,675
                      Beneficial interest sold                                                   74,703        3,674,949
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      18,645
                    Prepaid registration fees and other assets (Note 1e)                                          14,270
                                                                                                            ------------
                    Total assets                                                                              78,767,675
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,970,450
                      Beneficial interest redeemed                                              160,995
                      Dividends to shareholders (Note 1f)                                        68,636
                      Investment adviser (Note 2)                                                33,274
                      Distributor (Note 2)                                                       26,351        3,259,706
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        61,944
                                                                                                            ------------
                    Total liabilities                                                                          3,321,650
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 75,446,025
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     68,825
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        606,538
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          8,273
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         30,632
                    Paid-in capital in excess of par                                                          74,227,750
                    Accumulated realized capital losses on investments--net (Note 5)                          (1,392,366)
                    Accumulated distributions in excess of realized capital gains--net                          (431,025)
                    Unrealized appreciation on investments--net                                                2,327,398
                                                                                                            ------------
                    Net assets                                                                              $ 75,446,025
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $7,269,939 and 688,246 shares
                    of beneficial interest outstanding                                                      $      10.56
                                                                                                            ============
                    Class B--Based on net assets of $64,068,057 and 6,065,383 shares
                    of beneficial interest outstanding                                                      $      10.56
                                                                                                            ============
                    Class C--Based on net assets of $873,714 and 82,726 shares
                    of beneficial interest outstanding                                                      $      10.56
                                                                                                            ============
                    Class D--Based on net assets of $3,234,315 and 306,321 shares
                    of beneficial interest outstanding                                                      $      10.56
                                                                                                            ============



                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  4,511,797
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    402,455
                    Account maintenance and distribution fees--Class B (Note 2)                 317,043
                    Professional fees                                                            66,161
                    Printing and shareholder reports                                             56,036
                    Transfer agent fees--Class B (Note 2)                                        48,452
                    Accounting services (Note 2)                                                 32,847
                    Registration fees (Note 1e)                                                  12,961
                    Amortization of organization expenses (Note 1e)                              11,836
                    Custodian fees                                                                7,443
                    Pricing fees                                                                  5,846
                    Transfer agent fees--Class A (Note 2)                                         4,977
                    Trustees' fees and expenses                                                   3,551
                    Account maintenance and distribution fees--Class C (Note 2)                   1,984
                    Account maintenance fees--Class D (Note 2)                                    1,854
                    Transfer agent fees--Class D (Note 2)                                         1,211
                    Transfer agent fees--Class C (Note 2)                                           264
                    Other                                                                         3,889
                                                                                           ------------
                    Total expenses before reimbursement                                         978,810
                    Reimbursement of expenses (Note 2)                                          (19,871)
                                                                                           ------------
                    Total expenses after reimbursement                                                           958,939
                                                                                                            ------------
                    Investment income--net                                                                     3,552,858
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (1,392,365)
Unrealized          Change in unrealized appreciation/depreciation
Gain (Loss) on      on investments--net                                                                        1,835,744
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  3,996,237
                                                                                                            ============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                              1995             1994
Operations:         Investment income--net                                                 $  3,552,858     $  3,310,756
                    Realized loss on investments--net                                        (1,392,365)        (276,074)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          1,835,744       (2,899,454)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      3,996,237          135,228
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (402,108)        (470,881)
Shareholders          Class B                                                                (3,039,531)      (2,839,875)
(Note 1f):            Class C                                                                   (15,289)              --
                      Class D                                                                   (95,930)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (76,803)
                      Class B                                                                        --         (515,879)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (3,552,858)      (3,903,438)
                                                                                           ------------     ------------

Beneficial Interest Net increase in net assets derived from beneficial interest
Transactions        transactions                                                                 20,090       16,963,612
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase in net assets                                                463,469       13,195,402
                    Beginning of year                                                        74,982,556       61,787,154
                                                                                           ------------     ------------
                    End of year                                                            $ 75,446,025     $ 74,982,556
                                                                                           ============     ============


                    See Notes to Financial Statements.

Financial Highlights
                                                                                                Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Feb. 28,
from information provided in the financial statements.                                                         1992++ to
                                                                                For the Year Ended July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  10.50   $  11.02    $  10.56   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .55        .56         .58        .25
                    Realized and unrealized gain (loss) on
                    investments--net                                               .06       (.43)        .49        .56
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .61        .13        1.07        .81
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.55)      (.56)       (.58)      (.25)
                      Realized gain on investments--net                             --         --        (.03)        --
                      In excess of realized gain on investments--net                --       (.09)         --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.55)      (.65)       (.61)      (.25)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.56   $  10.50    $  11.02   $  10.56
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.03%      1.10%      10.51%      8.21%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, net of reimbursement                                .86%       .65%        .51%       .16%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Expenses                                                      .89%       .89%       1.04%      1.36%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.30%      5.12%       5.44%      5.75%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  7,270   $  9,373    $  8,446   $  4,209
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         169.34%     44.83%      41.51%     13.21%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                                  Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Feb. 28,
from information provided in the financial statements.                                                         1992++ to
                                                                                 For the Year Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  10.50   $  11.02    $  10.56   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .49        .50         .52        .23
                    Realized and unrealized gain (loss) on
                    investments--net                                               .06       (.43)        .49        .56
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .55        .07        1.01        .79
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.49)      (.50)       (.52)      (.23)
                      Realized gain on investments--net                             --         --        (.03)        --
                      In excess of realized gain on investments--net                --       (.09)         --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.49)      (.59)       (.55)      (.23)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.56   $  10.50    $  11.02   $  10.56
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.49%       .59%       9.95%      7.98%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                    .87%       .66%        .52%       .17%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses, net of reimbursement                               1.37%      1.16%       1.02%       .67%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     1.40%      1.39%       1.55%      1.86%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.79%      4.61%       4.93%      5.26%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 64,068   $ 65,610    $ 53,341   $ 26,244
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         169.34%     44.83%      41.51%     13.21%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
The following per share data and ratios have been derived                                           For the Period
from information provided in the financial statements.                                          October 21, 1994++ to
                                                                                                    July 31, 1995
Increase (Decrease) in Net Asset Value:                                                        Class C          Class D
Per Share           Net asset value, beginning of period                                       $  10.09         $  10.09
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                          .37              .41
                    Realized and unrealized gain on investments--net                                .47              .47
                                                                                               --------         --------
                    Total from investment operations                                                .84              .88
                                                                                               --------         --------
                    Less dividends from investment income--net                                     (.37)            (.41)
                                                                                               --------         --------
                    Net asset value, end of period                                             $  10.56         $  10.56
                                                                                               ========         ========

Total Investment    Based on net asset value per share                                            8.50%+++         8.93%+++
Return:**                                                                                      ========         ========

Ratios to           Expenses, excluding account maintenance and
Average             distribution fees and net of reimbursement                                     .90%*            .89%*
Net Assets:                                                                                    ========         ========
                    Expenses, net of reimbursement                                                1.50%*            .99%*
                                                                                               ========         ========
                    Expenses                                                                      1.50%*            .99%*
                                                                                               ========         ========
                    Investment income--net                                                        4.62%*           5.17%*
                                                                                               ========         ========

Supplemental        Net assets, end of period (in thousands)                                   $    874         $  3,234
Data:                                                                                          ========         ========
                    Portfolio turnover                                                          169.34%          169.34%
                                                                                               ========         ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed expense limitations at the time of payment. For the year ended July 31, 1995, FAM earned fees of $402,455, of which $19,871 was voluntarily waived.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account      Distribution
                                 Maintenance Fee       Fee

Class B                                0.25%          0.25%
Class C                                0.25%          0.35%
Class D                                0.10%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                                $310         $2,251
Class D                                $112         $  625


MLPF&S received contingent deferred sales charges of $150,198 relating to transactions in Class B Shares of beneficial interest and $123 relating to transactions in Class C Shares of beneficial interest for the Fund for the year ended July 31, 1995.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $114,346,888 and $115,944,053, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments             $  (638,995)   $ 2,327,398
Short-term investments               (320,617)            --
Financial futures contracts          (432,753)            --
                                  -----------    -----------
Total                             $(1,392,365)   $ 2,327,398
                                  ===========    ===========

As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $2,327,398, of which $2,425,949 related to appreciated securities and $98,551 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $72,248,576.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $20,090 and $16,963,612 for the years ended July
31, 1995 and July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares
for the Year Ended                                  Dollar
July 31, 1995                         Shares        Amount

Shares sold                           181,071    $ 1,870,062
Shares issued to shareholders
in reinvestment of dividends           17,661        181,209
                                  -----------    -----------
Total issued                          198,732      2,051,271
Shares redeemed                      (403,178)    (4,123,436)
                                  -----------    -----------
Net decrease                         (204,446)   $(2,072,165)
                                  ===========    ===========


Class A Shares
for the Year Ended                                  Dollar
July 31, 1994                         Shares        Amount

Shares sold                           337,482    $ 3,657,739
Shares issued to shareholders
in reinvestment of dividends
and distributions                      26,056        285,141
                                  -----------    -----------
Total issued                          363,538      3,942,880
Shares redeemed                      (237,374)    (2,563,654)
                                  -----------    -----------
Net increase                          126,164    $ 1,379,226
                                  ===========    ===========

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,171,885    $12,053,962
Shares issued to shareholders
in reinvestment of dividends          169,857      1,744,620
                                  -----------    -----------
Total issued                        1,341,742     13,798,582
Automatic conversion of
shares                                   (600)        (6,397)
Shares redeemed                    (1,524,736)   (15,586,483)
                                  -----------    -----------
Net decrease                         (183,594)   $(1,794,298)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         1,957,432    $21,477,219
Shares issued to shareholders
in reinvestment of dividends
and distributions                     180,104      1,968,660
                                  -----------    -----------
Total issued                        2,137,536     23,445,879
Shares redeemed                      (729,706)    (7,861,493)
                                  -----------    -----------
Net increase                        1,407,830    $15,584,386
                                  ===========    ===========


Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                            88,400    $   911,000
Shares issued to shareholders
in reinvestment of dividends            1,135         11,864
                                  -----------    -----------
Total issued                           89,535        922,864
Shares redeemed                        (6,809)       (71,984)
                                  -----------    -----------
Net increase                           82,726    $   850,880
                                  ===========    ===========

[FN]
++Commencement of Operations.

Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           303,361    $ 3,004,430
Automatic conversion of shares            600          6,397
Shares issued to shareholders
in reinvestment of dividends            3,127         32,727
                                  -----------    -----------
Total issued                          307,088      3,043,554
Shares redeemed                          (767)        (7,881)
                                  -----------    -----------
Net increase                          306,321    $ 3,035,673
                                  ===========    ===========

[FN]
++Commencement of Operations.


5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss of approximately $750,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Ohio Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period February 28, 1992 (commencement of operations) to July 31, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 6, 1995
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Ohio Municipal Bond Fund during its taxable year ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions during the year.

Please retain this information for your records.

OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863